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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) October 3, 2001


                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                1-12054                             35-0565601
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       (Commission File Number)         (IRS Employer Identification No.)


            720 PARK BOULEVARD, BOISE, IDAHO                83729
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       (Address of Principal Executive Offices)           (Zip Code)


         Registrant's telephone number, including area code 208-386-5000



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Changes in Registrant's Certifying Accountant

     As previously reported, on May 14, 2001, Washington Group International, Inc. ("Washington Group") and several of its direct and indirect subsidiaries (collectively, with Washington Group, the "Debtors") filed voluntary petitions to reorganize under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada in Reno (the "Bankruptcy Court"). Following the commencement of the bankruptcy proceedings, PricewaterhouseCoopers LLP informed Washington Group that it had concluded that it is not a "disinterested person" with respect to the Debtors, and, accordingly, could not continue to serve as the independent public accountant of the Debtors during the pendency of the bankruptcy proceedings. In addition, PricewaterhouseCoopers notified Washington Group that it could give no assurance that PricewaterhouseCoopers would be able to act as the independent public accountant of Washington Group and its subsidiaries following the Debtors' emergence from Chapter 11 protection.

     As a result, on October 3, 2001, upon the recommendation and approval of its board of directors, Washington Group dismissed PricewaterhouseCoopers from its role as independent public accountant of Washington Group and its subsidiaries. The dismissal is effective immediately, except that PricewaterhouseCoopers will complete ongoing audits of the fiscal 2000 financial statements of certain subsidiaries and joint ventures of Washington Group that did not file for bankruptcy protection, including the Westinghouse Government Services Group and Safe Sites of Colorado, LLC.

     Also, on October 3, 2001, the board of directors of Washington Group recommended and approved the selection of Deloitte & Touche LLP as the successor independent public accountant of Washington Group and its subsidiaries. Washington Group intends to engage Deloitte & Touche upon the approval of the Bankruptcy Court.

     The reports of PricewaterhouseCoopers on the consolidated financial statements of Washington Group and its subsidiaries for the two most recent fiscal years for which audited financial statements are available did not contain an adverse opinion or a disclaimer of opinion and have not been qualified as to uncertainty, audit scope or accounting principles. The reports for each of the two most recent years for which audited financial statements are available did contain an emphasis-of-a-matter paragraph relating to litigation regarding the Summitville Mine Superfund Site. There has been no disagreement between Washington Group and PricewaterhouseCoopers during the two most recent fiscal years of Washington Group for which audited financial statements are available and subsequent periods through October 2, 2001 (including the fiscal year ended December 1, 2000, for which audited financial statements are not yet available) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused a reference to the subject matter of the disagreement in connection with the reports of PricewaterhouseCoopers. Further, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years of Washington Group and its subsidiaries for which audited financial statements are available and subsequent periods through October 2, 2001.

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     PricewaterhouseCoopers has read and agrees with the statements made in the previous paragraph. A letter to that effect from Pricewaterhouse Coopers is attached hereto as Exhibit 16 and is incorporated herein by this reference.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit Number      Description of Document
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           16            Letter re Change in Certifying Accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.


                                        By: /s/ Craig G. Taylor
                                            --------------------------------
                                            Craig G. Taylor
                                            Secretary


October 3, 2001